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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 31, 2000
                                                --------------------------------

                              LifeMinders, Inc.
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           (Exact name of registrant as specified in its charter)

            Delaware                   0-28133                52-1990403
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  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


             1110 Herndon Parkway, Herndon, VA                 20170
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          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (703) 707-8261
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________________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

         On August 2, 2000, LifeMinders, Inc., a Delaware corporation (the "Company"), SRNI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition Corp."), Smartray Network, Inc., a Delaware corporation ("Smartray"), and the stockholders of Smartray (the "Smartray Stockholders") entered into an Agreement and Plan of Merger, filed herewith, pursuant to which Acquisition Corp. was merged with and into Smartray (the "Merger") on August 31, 2000. In consideration for the Merger, the Company has delivered to the Smartray Stockholders approximately $2,300,000 in cash and 1,252,198 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), and assumed options that are exercisable to acquire a total of 251,447 shares of the Company's Common Stock. The consideration paid to the Smartray Stockholders was based on the Company's evaluation of the financial condition, business operations and prospects of Smartray, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The cash portion of the merger consideration was paid from the Company's working capital. The Company will account for the transaction as a purchase business combination.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements.

         The required financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

(b)      Pro Forma Financial Statements.

         The required pro forma financial statements will be filed as soon as practicable, but not later than 60 days after the filing date of this Form 8-K report.

(c)      Exhibits.

         A list of exhibits filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits and is incorporated herein by reference.


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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LifeMinders, Inc.
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                                                 (Registrant)

         September 15, 2000                  /s/ Joseph S. Grabias
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                Date               Joseph S. Grabias, Chief Financial Officer
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Exhibits

           Exhibit No.            Description
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           2.1                    Agreement and Plan of Merger, dated August 2,
                                  2000, by and among LifeMinders, Inc., a
                                  Delaware corporation, SRNI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of LifeMinders, Smartray Network,
                                  Inc., a Delaware corporation, the Founders, named therein and each of the other stockholders of the Company named therein, including First Amendment to Agreement and Plan of Merger, dated August 31, 2000, by and among LifeMinders, Inc., SRNI Acquisition
                                  Corp., and Smartray Network, Inc.